Loss per share	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Loss per share

9. Loss per share

	2011	2010	2009

Net loss for the year	$(3,584,601)	$(4,452,428)	$(2,405,125)

Weighted average number of common shares
outstanding - basic and diluted	35,696,620	32,774,974	32,690,426

Net loss per share	$(0.10)	$(0.14)	$(0.07)

All outstanding stock options, common share purchase warrants and certain of the Preferred Shares are excluded from the diluted earnings per share calculations as they are anti-dilutive.

A total of 2,000,000 of the Preferred Shares are included in the above noted basic and diluted earnings per share calculations, as the criteria for them to convert to common shares have been met for each year (see note 8).